Exhibit 4

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _________, 2002, between on Vanguard Whitehall Funds, a business trust formed under the laws of the State of Delaware with its principal place of business at on P.O. Box 2600, Valley Forge, PA 19482 (the "Vanguard Trust"), on behalf of Vanguard Mid-Cap Fund, a series of the Vanguard Trust (the "Acquiring Fund"), and PIC Investment Trust, a business trust formed under the laws of the State of Delaware with its principal place of business at 300 North Lake Avenue, Pasadena, California 91101-4106 (the "Provident Trust"), on behalf of the Provident Investment Counsel Mid Cap Fund A, a series of the Provident Trust (the "Selling Fund").

     This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Selling Fund on (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for units of on beneficial interest (the "Shares") of the Acquiring Fund (the "Acquiring Fund Shares"), (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 1.2 on of this Agreement), of Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided on in this Agreement, all upon the terms and conditions set out below.

     WHEREAS, the Vanguard Trust and the Provident Trust are each registered as an open-end management investment company under on the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Selling Fund, in reliance on Section 12(d)(1)(E) of the 1940 Act, invests substantially all of its assets in on Shares of the PIC Mid Cap Portfolio, a New York trust that is registered as an investment company under the 1940 Act (the "Master on Fund");

     WHEREAS, the Acquiring Fund and the Selling Fund are authorized to issue shares of beneficial interest;

     WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the on 1940 Act), of the Vanguard Trust has determined with respect to the Acquiring Fund that the exchange of all of the assets of the on Selling Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund and its shareholders;

     WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined under the 1940 Act), of the Provident Trust has determined with respect to the Selling Fund that the exchange of all the assets of, and certain identified liabilities of, the Selling Fund for Acquiring Fund Shares is in the best interests of the Selling Fund and its on shareholders; and

     WHEREAS, The purpose and effect of the Reorganization is to change the form of organization of the Selling Fund from a on series of Provident Trust to a series of the Vanguard Trust, and the parties anticipate that the Reorganization will provide on long-term benefits to the Selling Fund and its shareholders by immediately reducing expenses and providing access to a larger, more on diverse complex of funds, which can appeal to a broader spectrum of investors, and thus increase the size and efficiency of the on Acquiring Fund and increase the likelihood of the realization of economies of scale.

     NOW THEREFORE, in consideration of the mutual promises contained in this Agreement, the Vanguard Trust and the Provident on Trust agree as follows:

                                    ARTICLE I

      TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND ASSUMPTION OF CERTAIN IDENTIFIED SELLING FUND LIABILITIES;
                        LIQUIDATION OF THE SELLING FUND

     1.1 Subject to the terms and conditions set out in this Agreement and on the basis of the representations and on warranties contained in this Agreement, the Provident Trust agrees to transfer the Selling Fund's assets in the manner set out in on paragraph 1.2 of this Agreement to the Acquiring Fund, and the Vanguard Trust agrees in exchange for such assets: (a) to deliver to on the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Selling Fund's net assets, computed in the manner and as of the time and date set out in paragraph 2.1 of this Agreement, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set out in paragraph 2.2 of this on Agreement; and (b) to assume certain identified liabilities of the Selling Fund, as set out in paragraph 1.3 of this Agreement. Each of these transactions will take place at the closing provided for in paragraph 3.1 of this Agreement (the "Closing").

     1.2 The assets of the Selling Fund to be acquired by the Acquiring Fund will consist of all property of the Selling on Fund including, without limitation, all cash, securities, commodities and futures interests, and dividend or interest receivables on that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the on closing date described in paragraph 3.1 of this Agreement (the "Closing Date").

          The Provident Trust, on behalf of the Selling Fund, shall have provided on or before the date hereof the Vanguard on Trust with (a) the financial statements of the Selling Fund as of and for its most recently completed fiscal year (the "Financial on Statements"), and (b) a list of all of the Selling Fund's assets as of the date of execution of this Agreement. The Provident on Trust, on behalf of the Selling Fund, represents that as of the date of the execution of this Agreement no changes have occurred in on its financial position as reflected in its Financial Statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Provident Trust, on behalf of the Selling Fund, reserves the right to sell any of the Selling Fund's assets but will not, without the prior written approval of the Vanguard Trust, acquire any additional assets for the Selling Fund other

                                      A-2
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than instruments of the type in which the Acquiring Fund is permitted to invest.
The Provident Trust, on behalf of the Selling Fund, will, within a reasonable time prior to the Closing on Date, furnish the Vanguard Trust with a list of the assets, if any, on the Selling Fund's list referred to in the first sentence of on this paragraph that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. In the event that the on Selling Fund holds any assets that the Acquiring Fund may not hold, the Selling Fund will use its best efforts to dispose of such on assets prior to the Closing Date.

     1.3 The Provident Trust, on behalf of the Selling Fund, will seek to discharge all of the Selling Fund's known on liabilities and obligations prior to the Closing Date, other than those liabilities and obligations that would otherwise be on discharged at a later date in the ordinary course of the Selling Fund's business. Except as specifically provided in this paragraph on 1.3, the Acquiring Fund will assume the liabilities, expenses, costs, charges and reserves reflected on the Audited Statements of on Assets and Liabilities (as defined in paragraph 4.1(g)) and the Unaudited Financial Statements (as defined in paragraph 7.8), as on well as liabilities incurred in the ordinary course of the Selling Fund's business occurring after the date of the Unaudited on Financial Statements (collectively, the "Liabilities"). The Acquiring Fund will assume only the Liabilities and will not, except as on specifically provided in this paragraph 1.3, assume any other contingent, unknown, or unaccrued liabilities, all of which will remain the obligation of the Selling Fund.

     1.4 As provided in paragraph 3.4 of this Agreement, as soon after the Closing Date as is practicable (the "Liquidation Date"), the Selling Fund will liquidate and distribute on a proportionate basis to the Selling Fund's shareholders of record on determined as of the close of business on the Closing Date (the "Selling Fund Shareholders") the Acquiring Fund Shares it receives on pursuant to paragraph 1.1 of this Agreement. This liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders representing the respective proportionate number of Acquiring on Fund Shares due those shareholders. All issued and outstanding Shares of the Selling Fund ("Selling Fund Shares") will on simultaneously be canceled on the books of the Selling Fund and all certificates relating to the Selling Fund Shares, if any, will be marked "Cancelled." The Acquiring Fund will not issue certificates representing the Acquiring Fund's Shares in connection with the on exchange of Acquiring Fund Shares for shares of the Selling Fund.

     1.5 After the Reorganization, ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's on transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and on statement of additional information.

     1.6 As soon as practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.4 of this Agreement but in any event within 180 calendar days after the Closing Date the Selling Fund will be terminated as a series of the Provident on Trust ("Termination Date"). In addition, the Provident Trust will as soon as practicable after the Termination Date take all other on actions in connection with the termination of the Selling Fund as required by applicable law.

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
     1.7 Any reporting responsibility of the Selling Fund to any public authority is and will remain the responsibility of on the Selling Fund up to and including the Closing Date and the Termination Date.

     1.8 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of Selling Fund Shares on the books of the Selling Fund as of that time will, as a condition of the issuance and transfer, be paid by on the person to whom the Acquiring Fund Shares are to be issued and transferred.

                                   ARTICLE II

                                    VALUATION

     2.1 The value of the Selling Fund's assets to be acquired under this Agreement will be the value of the assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (the time and date being on referred to as the "Valuation Date" for purposes of this Agreement), using the valuation procedures set out in the Selling Fund's on then-current prospectus and/or statement of additional information.

     2.2 The net asset value of the Acquiring Fund Shares will be the net asset value per share computed as of the Valuation Date, using the valuation procedures set out in the Acquiring Fund's then-current prospectus and/or statement of additional on information.

     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's net assets will be determined by dividing the value of the net assets of the Selling Fund determined using the same valuation procedures referred to in paragraph 2.1 of this Agreement by the net asset value per share of the Acquiring Fund determined in on accordance with paragraph 2.2 of this Agreement.

     2.4 All computations of value will be made in accordance with the regular practices of the Vanguard Trust, subject to on this Article II.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 The Closing Date for the Reorganization will be June 14, 2002, or such other date agreed to in writing by the on Vanguard Trust and the Provident Trust. All acts taking place at the Closing will be deemed to take place simultaneously as of the on close of business on the Closing Date unless otherwise provided. The Closing will be held as of 4:00 p.m., at the offices of the on Vanguard Trust, 100 Vanguard Blvd., Malvern, PA 19355, or at such other time and/or place agreed to by the Vanguard Trust and the on Provident Trust.

     3.2 The Acquiring Fund will arrange for its custodian to deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash and any other assets will have been delivered in proper form to the on Acquiring Fund prior to or on the Closing Date, and (b) all necessary taxes, including all applicable federal and state stock on transfer stamps, if any, will have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio on securities.

     3.3 In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund is closed to trading or trading on the market is restricted; or (b) trading or the reporting on of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquiring

Fund or the Selling Fund is impracticable, the Closing Date will be postponed until the first business day after the day when normal trading has fully resumed and reporting has been restored.

     3.4 The Provident Trust, on behalf of the Selling Fund, will deliver at the Closing a list of the names and addresses of the Selling Fund Shareholders and the number of outstanding Selling Fund Shares owned by each such shareholder immediately prior on to the Closing or provide evidence that the information has been provided to the Acquiring Fund's transfer agent. The Vanguard on Trust, on behalf of the Acquiring Fund, will issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Selling Fund's account on the Closing Date to the Secretary of the Provident Trust or provide evidence satisfactory to the on Provident Trust that the Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. on At the Closing, each party to this Agreement will deliver to the other party such bills of sale, checks, assignments, share on certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

                                   ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

     4.1 The Provident Trust, on behalf of the Selling Fund, represents and warrants to the Vanguard Trust as follows:

          (a) The Selling Fund is a series of the Provident Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware;

          (b) The Provident Trust is a registered open-end management investment company and its registration with the on Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and on effect;

          (c) The Provident Trust is not, and the execution, delivery, and performance of this Agreement (subject to on approval of the Selling Fund Shareholders) will not result, in a violation of any provision of its Declaration of Trust or on any material agreement, indenture, instrument, contract, lease or other undertaking to which the Provident Trust on behalf on of itself or on behalf of the Selling Fund is a party or by which its property is bound;

          (d) The Provident Trust will turn over all of the books and records relating to the Selling Fund (including all on books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) to the Vanguard Trust at the Closing;

          (e) The Provident Trust has no contracts or other commitments (other than this Agreement) with respect to the on Selling Fund that will be terminated with liability to the Selling Fund prior to the Closing Date;

          (f) Except as previously disclosed in writing to and accepted by the Vanguard Trust, no litigation or on administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Provident Trust's knowledge threatened, against the Provident Trust in connection with the Selling Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Selling Fund's financial condition or the conduct of its business. The Provident Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Selling Fund or the Provident Trust's ability to consummate the transactions contemplated by this Agreement;

          (g) The statements of assets and liabilities of the Provident Trust relating to the Selling Fund for each annual period beginning with commencement of the Selling Fund and ending on October 31, 2001 (the "Audited Statements of Assets and Liabilities") have been audited by McGladrey & Pullen, LLP or PricewaterhouseCoopers LLP, as applicable, each certified public accountants, and are in accordance with generally accepted accounting principles consistently applied, and those statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such dates, and no known contingent liabilities of the Selling Fund exist as of such dates that are not disclosed in those statements;

          (h) Since October 31, 2001, no material adverse change has occurred in the Selling Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed in writing to the Vanguard Trust prior to the Closing Date. For the purposes of this subparagraph
(h), a decline in net asset value per share or the total assets of the Selling Fund in the ordinary course of business does not constitute a material adverse change;

          (i) At the Closing Date, all federal and other tax returns and other reports or filings with respect to the Selling Fund required by law to have been filed by the Closing Date will have been filed, and all federal and other taxes will have been paid so far as due, or provision will have been made for the payment of those taxes and, to the best of the Provident Trust's knowledge, no such tax return is currently under audit and no assessment has been asserted with respect to such a return;

          (j) For each of its prior fiscal years of operation and for each subsequent quarter end of the current fiscal year, the Provident Trust has met the requirements of Subchapter M of the Code for qualification and treatment of the Selling Fund as a regulated investment company; and all of the Selling Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

          (k) At the date of this Agreement, all issued and outstanding Selling Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding Selling Fund Shares will, at the time of Closing, be held by the persons and in the amounts set out in the records of the Provident Trust's transfer agent as provided in paragraph 3.4 of this Agreement. The Provident Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Selling Fund's Shares, nor is any security convertible into any of the Selling Fund's shares currently outstanding (other than by exchange from other series of Provident Trust);

          (l) At the Closing  Date,  (i) the Provident  Trust,  on behalf of the
Selling Fund, will have redeemed all Shares of the Master Fund held by the Selling Fund and received in-kind a distribution of a pro rata portion of the assets of the Master Fund in accordance with applicable law, (ii) the assets of the Selling Fund will not be composed, in whole or in part, of Shares of the Master Fund, and (iii) the Provident Trust will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 of this Agreement, and full right, power and authority to sell, assign, transfer and deliver the assets under the terms and conditions of this Agreement and, upon delivery and payment for the assets, the Acquiring Fund will acquire good and marketable title to them, subject to no restrictions on the full transfer of the assets, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), other than as disclosed to the Vanguard Trust;

          (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Provident Trust's Board of Trustees and, subject to the approval of the Selling Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Provident Trust, enforceable against the Provident Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information to be furnished by the Provident Trust for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations under those laws applicable to those transactions;

          (o) The proxy statement of the Selling Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.7 of this Agreement (insofar as it relates to the Selling Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Statement or necessary to make the statements in the Proxy Statement, in light of the circumstances under which such statements were made, not materially misleading; and

          (p) The current prospectus and statement of additional information filed with the Commission as part of the Provident Trust's registration statement on Form N-1A, insofar as they relate to the Selling Fund (the "Provident Trust Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the Provident Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     4.2 The Vanguard Trust, on behalf of the Acquiring Fund, represents and warrants to the Provident Trust as follows:

          (a) The Acquiring Fund is a series of the Vanguard Trust, a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

          (b) The Vanguard Trust is a registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

          (c) The current prospectus and statement of additional information filed with the Commission as part of the Vanguard Trust's registration statement on Form N-1A, which will become effective prior to the Closing Date, insofar as they relate to the Acquiring Fund (the "Vanguard Trust Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the Vanguard Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (d) The Vanguard Trust is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its Declaration of Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Vanguard Trust on behalf of itself or on behalf of the Acquiring Fund is a party or by which its property is bound;

          (e) The current prospectus and statement of additional information filed with the Commission as part of the Vanguard Trust's registration statement on Form N-1A relating to the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in that registration statement or necessary to make the statements in the registration statement, in light of the circumstances under which they were made, not misleading.

          (f) Except as previously disclosed in writing to and accepted by the Provident Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Vanguard Trust's knowledge, threatened against the Vanguard Trust in connection with the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Vanguard Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Acquiring Fund or the Vanguard Trust's ability to consummate the transactions contemplated in this Agreement;

          (g) The Acquiring Fund has had no material  business  operations,  and
has  no  material  assets  or  liabilities   since  [DATE],   the  date  of  its
organization;

          (h) At the Closing Date, all federal and other tax returns and reports with respect to the Acquiring Fund required by law to have been filed by the Closing Date will have been filed, and all federal and other taxes will have been paid so far as due, or provision will have been made for the payment of those taxes;

          (i) The Vanguard Trust intends to meet the requirements of Subchapter M of the Code for qualification and treatment of the Acquiring Fund as a regulated investment company in the future;

          (j) At the date of this Agreement, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership of those shares. The Vanguard Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is any security convertible into any Acquiring Fund Shares currently outstanding;

          (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Vanguard Trust's Board of Trustees, and this Agreement will constitute a valid and binding obligation of the Vanguard Trust enforceable against the Vanguard Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, under the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership of those shares;

          (m) The information to be furnished by the Vanguard Trust for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations under those laws applicable to those transactions;

          (n) The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.7 of this Agreement (insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Statement or necessary to make the statements in the Proxy Statement, in light of the circumstances under which such statements were made, not materially misleading; and

          (o) The Vanguard Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to continue the operations of the Acquiring Fund after the Closing Date.

                                    ARTICLE V

             COVENANTS OF THE VANGUARD TRUST AND THE PROVIDENT TRUST

     5.1 The Vanguard Trust will operate the business of the Acquiring Fund, and the Provident Trust will operate the business of the Selling Fund, in the ordinary course between the date of this Agreement and the Closing Date. The Vanguard Trust and the Provident Trust agree for purposes of this Agreement that the declaration and payment of customary dividends and distributions will be considered to have been paid in the ordinary course of business.

     5.2 The Provident Trust, on behalf of the Selling Fund, will call a meeting of its shareholders to consider and act upon this Agreement and to take all other actions in coordination with the Vanguard Trust necessary to obtain approval of the transactions contemplated by this Agreement.

     5.3 The Provident Trust, on behalf of the Selling Fund, covenants that the Acquiring Fund Shares to be issued under this Agreement are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

     5.4 The Provident Trust, on behalf of the Selling Fund, will assist the Vanguard Trust in obtaining all information that the Vanguard Trust reasonably requests concerning the beneficial ownership of the Selling Fund's Shares.

     5.5 Subject to the provisions of this Agreement, the Vanguard Trust and the Provident Trust each will take, or cause to be taken, all action, and do, or cause to be done, all actions, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 As promptly as practicable, but in any case within forty-five calendar days after the Closing Date, the Provident Trust will furnish the Vanguard Trust, in such form as is reasonably satisfactory to the Vanguard Trust, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and that will be certified by the Selling Fund's President and its Treasurer.

     5.7 The Provident Trust, on behalf of the Selling Fund, will provide the Vanguard Trust with information reasonably necessary for the preparation of a prospectus (the "Prospectus") that will include the Proxy Statement referred to in paragraphs 4.1(o) and 4.2(m) of this Agreement, all to be included in a registration statement on Form N-14 of the Vanguard Trust (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act in connection with the meeting of the Selling Fund's shareholders to consider approval of this Agreement and the transactions contemplated by this Agreement.

     5.8 As promptly as practicable, but in any case within thirty days after the Closing Date, the Provident Trust, on behalf of the Selling Fund, will furnish the Vanguard Trust with a statement containing information required for purposes of complying with Rule 24f-2 under the 1940 Act. A notice pursuant to Rule 24f-2 will be filed by the Acquiring Fund offsetting redemptions by the Selling Fund during the fiscal year ending on or after the Closing Date against sales of the Acquiring Fund Shares; and the Provident Trust agrees that it will not net redemptions during that period by the Selling Fund against sales of shares of any other series of the Provident Trust.

     5.9 As promptly as practicable, but in any case within the period required by applicable law or regulation, the Provident Trust, on behalf of the Selling Fund, will file all federal and other tax returns and other reports or filings with respect to the Selling Fund required by applicable law or regulation to be filed.

                                   ARTICLE VI

         CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PROVIDENT TRUST

     The obligations of the Provident Trust to consummate the transactions provided for in this Agreement will be subject, at its election, to the performance by the Vanguard Trust of all obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations to the following specific conditions:

     6.1 All representations and warranties of the Vanguard Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 The Vanguard Trust will have delivered to the Provident Trust a certificate executed in its name, and on behalf of the Acquiring Fund, by its Chief Executive Officer, President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Provident Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Vanguard Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Provident Trust may reasonably request.

     6.3 The Provident Trust will have received on the Closing Date a favorable opinion from Morgan, Lewis & Bockius, LLP, counsel to the Vanguard Trust, dated as of the Closing Date, in form and substance reasonably satisfactory to the Provident Trust, and based upon customary certificates with respect to matters of fact from the officers of the Vanguard Trust, covering the following points:

          (a) the Acquiring Fund is a separate series of the Vanguard Trust, a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and the Vanguard Trust has the trust power to own all of the Acquiring Fund's properties and assets and to carry on the Acquiring Fund's business as presently conducted;

          (b) the Vanguard Trust is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, the Vanguard Trust's registration with the Commission as an investment company under the 1940 Act is in force and effect with respect to the Acquiring Fund;

          (c) this Agreement has been duly authorized, executed and delivered by the Vanguard Trust and, assuming that the Prospectus, Registration Statement and Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those laws and, assuming due authorization, execution and delivery of the Agreement by the Provident Trust, is a valid and binding obligation of the Vanguard Trust enforceable against the Vanguard Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

          (d) the Acquiring Fund Shares to be issued to the Selling Fund's shareholders as provided by this Agreement are duly authorized and upon delivery will be validly issued and outstanding and are fully paid and non-assessable with no personal liability attaching to ownership of the Shares, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect of the Shares;

          (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Vanguard Trust's Declaration of Trust or in a material violation of any provision of any agreement relating to the Acquiring Fund

(known to such counsel) to which the Vanguard Trust is a party or by which it or its properties are bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Vanguard Trust is a party or by which it or its properties are bound;

          (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or State of Delaware is required for the consummation by the Vanguard Trust of the actions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act;

          (g) the descriptions in the Proxy Statement, insofar as they relate to the Vanguard Trust or the Acquiring Fund, of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States, and contracts and other documents, if any, are accurate and fairly present the information required to be shown;

          (h) such counsel does not know of any legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, insofar as they relate to the Vanguard Trust or the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described and filed as required or that materially and adversely affect the Acquiring Fund's business; and

          (i) the Vanguard Trust Registration Statement is effective under the 1933 Act and the 1940 Act and no stop-order suspending its effectiveness or order pursuant to section 8(e) of the 1940 Act has been issued.

          Counsel also will state that they have participated in conferences with officers and other representatives of the Vanguard Trust at which the contents of the Proxy Statement, the Vanguard Trust Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement and the Vanguard Trust Registration Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing information (relying as to materiality upon the opinions of officers and other representatives of the Vanguard Trust), they do not believe that the Proxy Statement and the Vanguard Trust Registration Statement as of their respective dates, as of the date of the Selling Fund's shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Proxy Statement and the Vanguard Trust Registration Statement or necessary to make the statements in the Proxy Statement and the Vanguard Trust Registration Statement in the light of the circumstances under which they were made not misleading.

     The opinion may state that counsel does not express any opinion or belief as to the Financial Statements or other financial data, or as to the information relating to the Provident Trust or the Selling Fund, contained in the Proxy Statement or the Vanguard Trust Registration Statement, and that such opinion is solely for the benefit of the Provident Trust and its trustees and officers. Such counsel may rely as to matters governed by the laws of the State of Delaware on an opinion of local counsel and/or certificates of officers or trustees of the Acquiring Fund. The opinion also will include such other matters incident to the transaction contemplated by this Agreement as the Provident Trust may reasonably request.

     In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments to the Proxy Statement or to any documents incorporated by reference in the Proxy Statement.

                                   ARTICLE VII

          CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE VANGUARD TRUST

     The obligations of the Vanguard Trust to complete the transactions provided for in this Agreement will be subject, at its election, to the performance by the Provident Trust of all the obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations, the following conditions:

     7.1 All representations and warranties of the Provident Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     7.2 The Provident Trust will have delivered to the Vanguard Trust a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs bases (and, if different from tax costs, book costs) of those securities by lot and the holding periods of those securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Provident Trust. Such list of tax cost bases and holding periods shall reflect any allocations and adjustments which may arise under the Code and/or Treasury Regulations as a result of the in-kind redemption from the Master Fund to the Selling Fund (including, but not limited to, any allocations and adjustments in accordance with Sections 732(b) and 732(c) of the Code and any wash sale adjustments) and will be in such a form as to enable the Vanguard Fund to accurately determine the tax cost bases for the securities received from the Selling Fund on a lot basis without the need to consult any additional schedules of allocation or adjustment.

     7.3 The Provident Trust will have delivered to the Vanguard Trust on the Closing Date a certificate executed in its name, and on behalf of the Selling Fund, by its Chief Executive Officer, President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Vanguard Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Provident Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Vanguard Trust shall reasonably request; and

     7.4 The Vanguard Trust will have received on the Closing Date a favorable opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Provident Trust, dated as of the Closing Date, in form and substance reasonably satisfactory to the Vanguard Trust, and based upon customary certificates with respect to matters of fact from the officers of the Provident Trust, covering the following points:

          (a) the Selling Fund is a separate series of the Provident Trust, a business trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware and the Provident Trust has the trust power to own all of the Selling Fund's properties and assets and to carry on the Selling Fund's business as presently conducted;

          (b) the Provident Trust is registered as an investment company under the 1940 Act and, to such counsel's knowledge, the Provident Trust's registration with the Commission as an investment company under the 1940 Act is in force and effect with respect to the Selling Fund;

          (c) this Agreement has been duly authorized, executed and delivered by the Provident Trust and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those laws and, assuming due authorization, execution and delivery of the Agreement by the Vanguard Trust, is a valid and binding obligation of the Provident Trust enforceable against the Provident Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors, rights generally and to general equity principles;

          (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, result in a violation of the Provident Trust's Declaration of Trust or in a material violation of any provision of any agreement relating to the Selling Fund (known to such counsel) to which the Provident Trust is a party or by which it or its properties are bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Provident Trust is a party or by which it or its properties are bound;

          (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or State of Delaware is required for the consummation by the Provident Trust of the transactions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act;

          (f) the descriptions in the Proxy Statement, insofar as they relate to the Provident Trust or the Selling Fund, of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States, and contracts and other documents, if any, are accurate and fairly present the information required to be shown; and

          (g) such counsel does not know of any legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, insofar as they relate to the Provident Trust, the Selling Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described and filed as required or that materially and adversely affect the Selling Fund's business.

     Counsel also will state that they have participated in conferences with officers and other representatives of the Provident Trust at which the contents of the Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing information (relying as to materiality upon the opinions of officers and other representatives of the Provident Trust), they do not believe that the Proxy Statement as of its date, as of the date of the Selling Fund's shareholder meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Proxy Statement regarding the Selling Fund or necessary to make the statements in the Proxy Statement regarding the Selling Fund not misleading in the light of the circumstances under which they were made.

     The opinion may state that counsel does not express any opinion or belief as to the Financial Statements or other financial data, or as to the information relating to the Vanguard Trust or the Acquiring Fund, contained in the Proxy Statement, and that such opinion is solely for the benefit of the Vanguard Trust and its trustees and officers. The opinion also will include such other matters incident to the transaction contemplated by this Agreement as the Vanguard Trust may reasonably request. Such counsel may rely as to matters governed by the laws of the State of Delaware on an opinion of local counsel and/or certificates of officers or directors of the Provident Trust.

     In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of the Proxy Statement and not to any exhibits or attachments to the Proxy Statement or to any documents incorporated by reference in the Proxy Statement.

     7.5 The Vanguard Trust will have received on the Closing Date a favorable opinion of Paul, Hastings, Janofsky & Walker LLP, addressed to, and in form and substance reasonably satisfactory to the Vanguard Trust substantially to the effect that, provided the redemption in-kind of all Shares of the Master Fund by the Selling Fund, as contemplated hereby, is carried out as described herein, and based upon customary certificates with respect to matters of fact from the officers of the Provident Trust, that for federal income tax purposes:

          (a) the Selling Fund will recognize no gain or loss on the redemption in-kind of all of its Shares of the Master Fund in accordance with Section 731 of the Code;

          (b) the basis of assets received by the Selling Fund on the redemption in-kind of all of its Shares of the Master Fund will be the same basis as the basis which the Selling Fund had in its Shares of the Master Fund immediately prior to the redemption, less any cash distributed, and will be allocated to such assets in accordance with Section 732(b) and Section 732(c) of the Code;

          (c) the holding period of the assets received by the Selling Fund on the redemption in-kind of its Shares of the Master Fund will include the period during which the Master Fund held those Shares under Section 735(b) of the Code.

     7.6 The Vanguard Trust will have received from PricewaterhouseCoopers LLP a letter addressed to the Vanguard Trust dated as of the effective date of the Registration Statement in form and substance satisfactory to the Vanguard Trust, to the effect that:

          (a) they are independent public accountants with respect to the Provident Trust within the meaning of the 1933 Act and the applicable regulations under the 1933 Act;

          (b) in their opinion, the Financial Statements and per share income and capital changes of the Selling Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the rules and regulations under the 1933 Act;

          (c) on the basis of limited procedures agreed upon by the Vanguard Trust and the Provident Trust and described in the letter (but not an audit in accordance with generally accepted auditing standards) with respect to the unaudited pro forma financial statements of the Selling Fund included in the Registration Statement and the Proxy Statement, and inquiries of appropriate officials of the Provident Trust or the officers of the Provident Trust responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (i) the unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the rules and regulations under the 1933 Act, or (ii) the unaudited pro forma financial statements are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with those of the audited Financial Statements; and

          (d) on the basis of limited procedures agreed upon by the Vanguard Trust and the Provident Trust and described in the letter (but not an examination in accordance with generally accepted auditing standards), the information relating to the Selling Fund appearing in the Registration Statement and the Proxy Statement that is expressed in dollars or percentages of dollars (with the exception of performance comparisons) has been obtained from the accounting records of the Selling Fund or from schedules prepared by officers of the Provident Trust having responsibility for financial and reporting matters and the information is in agreement with these records, schedules or computations made from those documents.

         7.7 The Provident Trust will have delivered to the Vanguard Trust, pursuant to paragraph 4.1(g) of this Agreement, copies of Financial Statements of the Selling Fund as of and for its most recently completed fiscal year.

         7.8 The Vanguard Trust will have received from PricewaterhouseCoopers LLP a letter addressed to the Vanguard Trust and dated as of the Valuation Date stating that as of a date no more than three business days prior to the Valuation Date, PricewaterhouseCoopers LLC performed limited procedures in connection with the Provident Trust's most recent unaudited financial statements relating to the Selling Fund (the "Unaudited Financial Statements") and that (a) nothing came to their attention in performing the limited procedures or otherwise that led them to believe that any changes had occurred in the assets, liabilities, net assets, net investment income, net increase (decrease) in net assets from operations or net increase (decrease) in net assets as compared with amounts as of the Selling Fund's most recent audited fiscal year end or the corresponding period in the Selling Fund's most recent audited fiscal year, other than changes occurring in the ordinary course of business and (b) based on the limited procedures, no change has occurred in their report on the most recent audited Financial Statements of the Provident Trust relating to the Selling Fund.

                                  ARTICLE VIII

   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE
                                  SELLING FUND

The obligations of the Vanguard Trust and the Provident Trust, respectively, to complete the transactions provided for in this Agreement are subject to the performance by the other party of such other party's obligations, and the following conditions:

     8.1 This Agreement and the transactions contemplated in this Agreement will have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Provident Trust's Declaration of Trust and applicable law and certified copies of the votes evidencing the approval will have been delivered to the Acquiring Fund.

     8.2 On the Closing Date, no action, suit or other proceeding will be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated by this Agreement. On the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated by this Agreement.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including no-action positions of and exemptive orders from federal and state authorities) deemed necessary by the Vanguard Trust or the Provident Trust to permit consummation, in all material respects, of the transactions contemplated by this

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
Agreement will have been obtained, except if the failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either the Vanguard Trust or the Provident Trust may for itself waive any of the conditions in this paragraph 8.3.

     8.4 The Vanguard Trust Registration Statement and the Registration Statement will each have become effective under the 1933 Act and no stop orders suspending the effectiveness of the Vanguard Trust Registration Statement or the Registration Statement will have been issued and, to the best knowledge of the Vanguard Trust or the Provident Trust, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The parties will have received a favorable opinion of Morgan, Lewis & Bockius, LLP, addressed to, and in form and substance reasonably satisfactory to the Provident Trust substantially to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and based upon customary certificates with respect to matters of fact from the officers of the Provident Trust and the Vanguard Trust, that for federal income tax purposes:

          (a) the transfer of all or substantially all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund are each a "party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund; however, no opinion will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income;

          (c) no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund or upon the distribution of the Acquiring Fund Shares to the Selling Fund's shareholders in exchange for their shares of the Selling Fund;

          (d) no gain or loss will be recognized by shareholders of the Selling Fund upon the exchange of their Selling Fund Shares for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund;

          (e) the aggregate tax basis for the Acquiring Fund Shares received by each of the Selling Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund Shares held by the shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund shareholder will include the period during which the Selling Fund Shares exchanged for the Acquiring Fund Shares were held by the shareholder (provided that the Selling Fund Shares were held as capital assets on the date of the Reorganization); and

          (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of the assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     Notwithstanding anything in this Agreement to the contrary, neither the Vanguard Trust nor the Provident Trust may waive the conditions set out in this paragraph 8.5.

                                   ARTICLE IX

                  BROKERAGE FEES AND EXPENSES; OTHER AGREEMENTS

     9.1 The Vanguard Trust represents and warrants to the Provident Trust, and the Provident Trust represents and warrants to the Vanguard Trust, that no brokers or finders or other entities are entitled to receive any payments in connection with the transactions provided for in this Agreement.

     9.2 The Vanguard Group, Inc. ("The Vanguard Group") and Provident Investment Counsel, Inc. each agree to bear the fees, costs, and expenses incurred in connection with the transactions contemplated by this Agreement in the manner set forth in the Fund Sponsorship Agreement, dated February 7, 2002, to which each is a party; provided, however, that The Vanguard Group shall also bear the fees, costs, and expenses of PricewaterhouseCoopers LLP in performing the audit of the financial statements of the Selling Fund and the Acquiring Fund for the fiscal year ending October 31, 2002, and the Selling Fund or Provident Investment Counsel, Inc. ("Provident"), as mutually agreed between such two parties, shall bear the fees, costs, and expenses of PricewaterhouseCoopers LLP in performing the limited procedures required under paragraph 7.8.

     9.3 (a) Provident will indemnify and hold harmless the Vanguard Trust, the Acquiring Fund, The Vanguard Group, Inc., their trustees, directors, officers, employees, and affiliates (each, a "Vanguard Indemnified Party"), from and against any and all damages, costs and expenses (including reasonable attorney's fees and costs) incurred by any of them as a result of any breach or failure of the Provident Trust's representations or warranties under this Agreement, or as a result of any willful misconduct or negligence by the Provident Trust in the performance (or failure to perform) of the Provident Trust's obligations under this Agreement.

          (b) Provident's agreement to indemnify a Vanguard Indemnified Party pursuant to this paragraph 9.3 is expressly conditioned upon Provident's being notified of any action or claim brought against any Vanguard Indemnified Party within thirty (30) days after that party receives notice of the action or claim. The failure of a Vanguard Indemnified Party to notify Provident will not relieve Provident from any liability that Provident may have otherwise than on account of this indemnification agreement.

          (c) In case any action or claim is brought against any Vanguard Indemnified Party and that party timely notifies Provident of the commencement of the action or claim, Provident will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim. Provident shall be entitled to select and engage counsel reasonably satisfactory to the Vanguard Indemnified Party to handle and defend against any action or claim. In the event Provident does not assume full control over the handling and defense of any action or claim, the Vanguard Indemnified Party shall have the right to handle, defend, and/or settle any such action or claim as it may deem appropriate, at the cost and expense of Provident. Provident shall not enter into the settlement of any action or claim on behalf of a Vanguard Indemnified Party without the prior written consent of the Vanguard Indemnified Party.

     9.4 (a) The Vanguard Group will indemnify and hold harmless the Provident Trust, the Selling Fund, Provident Investment Counsel, Inc., their trustees, directors, officers, employees and affiliates (each, a "Provident Indemnified Party"), from and against any and all damages, costs and expenses (including reasonable attorney's fees and costs) incurred by any of them as a result of any breach or failure of the Vanguard Trust's representations or warranties under this Agreement, or as a result of any willful misconduct or negligence by the Vanguard Trust in the performance (or failure to perform) of the Vanguard Trust's obligations under this Agreement.

          (b) Vanguard's agreement to indemnify a Provident Indemnified Party pursuant to this paragraph 9.4 is expressly conditioned upon Vanguard's being notified of any action or claim brought against any Provident Indemnified Party within thirty (30) days after that party receives notice of the action or claim. The failure of a Provident Indemnified Party to notify Vanguard will not relieve Vanguard from any liability that Vanguard may have otherwise than on account of this indemnification agreement.

          (c) In case any action or claim is brought against any Provident Indemnified Party and that party timely notifies Vanguard of the commencement of the action or claim, Vanguard will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim. Vanguard shall be entitled to select and engage counsel reasonably satisfactory to the Provident Indemnified Party to handle and defend against any action or claim. In the event Vanguard does not assume full control over the handling and defense of any action or claim, the Provident Indemnified Party shall have the right to handle, defend, and/or settle any such action or claim as it may deem appropriate, at the cost and expense of Vanguard. Vanguard shall not enter into the settlement of any action or claim on behalf of a Provident Indemnified Party without the prior written consent of the Provident Indemnified Party.

                                    ARTICLE X

     ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

     10.1 The Vanguard Trust and the Provident Trust agree that neither of them has made any representation, warranty or covenant not set forth in this Agreement and that this Agreement represents the entire agreement among them with respect to the Reorganization.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered in accordance with its terms will survive the consummation of the transactions contemplated under this Agreement.

                                   ARTICLE XI

                                   TERMINATION

     11.1 This Agreement may be terminated at any time at or prior to the Closing Date by: (i) mutual agreement of the Provident Trust and the Vanguard Trust; (ii) the Provident Trust, in the event the Vanguard Trust has, or the Vanguard Trust in the event the Provident Trust has, materially breached any representation, warranty or agreement contained in this Agreement to be performed at or prior to the Closing Date; or (iii) the Provident Trust or the Vanguard Trust in the event a condition included in this Agreement expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, neither the Vanguard Trust, nor the Provident Trust, nor any series thereof other than the Selling Fund and the Acquiring Fund, nor their respective trustees or officers, will be liable to the other party or parties.

                                   ARTICLE XII

                                   AMENDMENTS

     This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Vanguard Trust and the Provident Trust; provided, however, that following the meeting of the Selling Fund's shareholders called pursuant to paragraph 5.2 of this Agreement, no amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund's Shareholders under this Agreement to the detriment of the shareholders without their further approval.

                                  ARTICLE XIII

                                     NOTICES

     13.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement will be in writing and given by prepaid telegraph, telecopy, or certified mail as follows:

          If to the Vanguard Trust, at:

          Vanguard Whitehall Funds
          P.O. Box 2600
          Valley Forge, PA 19482
          Attention:  Joel M. Dickson
          Telephone: 610-669-5846
          Facsimile:  610-503-5855

          If to the Provident Trust, at:

          Provident Investment Counsel
          300 North Lake Avenue
          Pasadena, California  91101-4106
          Attention:
          Telephone:
          Facsimile:

                                   ARTICLE XIV

   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws (without giving effect to the conflicts-of-law principles thereof) of the State of Delaware.

     14.4 This Agreement will bind and inure to the benefit of the parties to the Agreement and their respective successors and assigns, but no assignment or transfer of the Agreement or of any rights or obligations under the Agreement may be made by either party without the written consent of the other party. Nothing expressed or implied in this Agreement is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties to the Agreement and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Reorganization to be executed as of the date first set forth herein.


PIC INVESTMENT TRUST                        VANGUARD WHITEHALL FUNDS


-----------------------------------         ------------------------------------
Signature                   Date            Signature                    Date

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Print Name                  Title           Print Name                   Title


PROVIDENT INVESTMENT COUNSEL, INC.          THE VANGUARD GROUP (as to the
(as to the provisions of Paragraphs         provisions of Paragraphs 9.2 and
9.2 and 9.5 only)                            9.3 only)


-----------------------------------         ------------------------------------
Signature                   Date            Signature                    Date

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Print Name                  Title           Print Name                   Title